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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                       Date of Report: August 31, 1998



                             TMP WORLDWIDE, INC.
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           (Exact name of Registrant as specified in its charter)


    Delaware                    0-21571                     13-3906555
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   (State of             (Commission File No.)          (I.R.S. Employer
 Incorporation)                                        Identification No.)



1633 Broadway, New York, New York                               10019
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(Address of principal executive offices)                      (Zip Code)



      Registrant's telephone number, including area code: 212-977-4200


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Item 9. Sales of Equity Securities Pursuant to Regulation S.

        On August 31, 1998, TMP Worldwide Inc. ("TMP") issued to shareholders of TASA HOLDING A.G. 1,703,894 shares of TMP's Common Stock a portion of which were issued pursuant to Regulation S. The shares constitute the total purchase price which TMP paid for all outstanding securities of TASA Holding A.G.

        All other items of this report are inapplicable.


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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TMP WORLDWIDE INC.


Dated:  September 14, 1998                  By:    /s/ Thomas G. Collison
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                                                   Thomas G. Collison
                                                   Vice Chairman

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